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                                                                   EXHIBIT 10.22



                            NINTH AMENDMENT TO LEASE

         THIS NINTH AMENDMENT TO LEASE (this "Amendment"), made and entered into as of the _3rd___ day of ___February__________, 2000, by and between NATIONAL OFFICE PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership, as landlord ("Landlord"), and FIRSTWAVE TECHNOLOGIES, INC., a Georgia corporation, as tenant ("Tenant")

                      W I T N E S S E T H   T H A T:

         WHEREAS, Atlanta Overlook Associates #3 ("Original Landlord") and Brock Control Systems, Inc. ("Original Tenant") entered into that certain Office Building Lease Agreement (the "Lease"), dated January 30, 1988, for certain premises (the "Premises") in the building located at 2859 Paces Ferry Road, Atlanta, Georgia (the "Building");

         WHEREAS, Original Landlord and Original Tenant entered into that certain First Amendment of Lease dated as of December 27, 1988 (the "First Amendment");

         WHEREAS, State of California Public Employees Retirement System ("Calpers"), successor-in-interest to Original Landlord, and Original Tenant entered into that certain Second Amendment of Lease dated as of October 2, 1989 (the "Second Amendment");

         WHEREAS, CALPERS and Original Tenant entered into that certain Third Amendment of Lease dated as of March 10, 1993 (the "Third Amendment");

         WHEREAS, CALPERS and Original Tenant entered into that certain Fourth Amendment of Lease dated as of June 24, 1993 (the "Fourth Amendment");

         WHEREAS, CALPERS and Original Tenant entered into that certain Fifth Amendment of Lease dated as of March 22, 1994 (the "Fifth Amendment");

         WHEREAS, CALPERS and Original Tenant entered into that certain Sixth Amendment of Lease dated as of September 22, 1994 (the "Sixth Amendment");

         WHEREAS, Original Tenant changed its name to Brock International, Inc. and Brock International, Inc. ("Brock International") assumed the obligations of Original Tenant under the Lease, as amended;

         WHEREAS, CALPERS and Brock International entered into that certain Seventh Amendment of Lease dated as of January 20, 1998 (the "Seventh Amendment");

         WHEREAS, Brock International changed its name to "Firstwave Technologies, Inc." and Tenant assumed the obligations of Brock International under the Lease, as amended;


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         WHEREAS, CALPERS and Tenant entered into that certain Eighth Amendment of Lease dated as of May 8, 1998 (the "Eighth Amendment");

         WHEREAS, the Lease, as modified by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment and Eighth Amendment are sometimes collectively referred to herein as the "Lease"; and

         WHEREAS, Landlord, as successor-in-interest to CALPERS, and Tenant desire to reduce the size of the Premises and evidence their agreements and other matters by means of this Amendment.

         NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Lease is hereby amended and the parties hereto do hereby agree as follows:

1. Reduction Space. Effective on the earlier to occur of (i) February 28, 2000 or (ii) the date set forth in a notice from Landlord that Landlord has leased the Reduction Space (as hereinafter defined) to a third party (the "Effective Date"), Tenant shall relinquish and Landlord shall take back approximately 3,277 square feet of the Premises located on the fifteenth (15th) floor of the Building as shown on Exhibit "A" attached hereto and by this reference made a part hereof (the "Reduction Space"). As of the Effective Date, the total rentable square feet of space leased pursuant to the Lease shall be decreased to 25,216 rentable square feet which consists of the entire tenth (10th) floor of the Building, subject to the following terms and conditions:

         a. Tenant shall pay, and shall remain liable for, all Rent for the Reduction Space through the Effective Date.

         b. Tenant shall vacate the Reduction Space in accordance with the terms of the Lease.

         c. Effective on the Effective Date through the expiration of the initial Term of the Lease (October 31, 2000), Base Rent shall be reduced to $554,752.00 per year ($46,229.33 per month).

         d. Effective on the Effective Date, all references to Tenant's Share (as described in Paragraph 1.1.3 of Exhibit "B" to the Fourth Amendment) shall exclude the Reduction Space for purposes of calculating such percentage. Tenant's Share shall be 5.83% as of the Effective Date.

         EXCEPT AS expressly amended and modified hereby, the Lease shall otherwise remain in full force and effect, the parties hereto hereby ratifying and confirming the same. To the extent of any inconsistency between the Lease and this Amendment, the terms of this Amendment shall control.


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         IN WITNESS WHEREOF, the undersigned parties have duly executed this
Amendment as of the day and year first above written.

                      LANDLORD:

                      NATIONAL OFFICE PARTNERS LIMITED
                      PARTNERSHIP, a Delaware limited partnership

                           By: Hines National Office Partners Limited
                               Partnership, a Texas limited partnership
                               general partner

                               By: Hines Fund Management, L.L.C., a Delaware limited liability company, its general partner

                                     By:  Hines Interests Limited Partnership,
                                          a Delaware limited partnership its
                                          sole member

                                          By:  Hines Holdings, Inc., a Texas
                                               corporation, its general partner

                                               By:
                                                  ----------------------------
                                                     Daniel MacEachron
                                                        Vice President

                                               Date Executed by Landlord:

                                               --------------------------------


                      TENANT:

                      FIRSTWAVE TECHNOLOGIES, INC.,
                      a Georgia corporation

                      By:
                         ------------------------------------------------------
                      Name:
                           ----------------------------------------------------
                      Its:
                           ----------------------------------------------------

                                     (CORPORATE SEAL)

                      Date Executed by Tenant:
                                               --------------------------------

                      Tenant Tax Identification Number:
                                                         ----------------------


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                                   EXHIBIT "A"

                                 Reduction Space








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                                 EXHIBIT 10.23


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